BANGLA PROPERTY MANAGEMENT, INC.
                          (A Development Stage Company)


EXHIBIT 4.1 - SPECIMEN SHARE CERTIFICATE
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}{                                                                      }{
}{                 Bangla Property Management, Inc.                     }{
}{                                                                      }{
}{       INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO           }{
}{     100,000,000 SHARES COMMON STOCK AUTHORIZED, NO PAR VALUE         }{
}{                                                                      }{
}{               NUMBER                                     SHARES      }{
}{  This         ------                                     ------      }{
}{  certifies                                                           }{
}{  that                                                                }{
}{                                                                      }{
}{                                                                      }{
}{  is the owner of                                                     }{
}{                                                                      }{
}{                                                                      }{
}{                                                                      }{
}{                                                                      }{
}{                                                                      }{
}{        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF       }{
}{                                                                      }{
}{                 Bangla Property Management, Inc.                     }{
}{                                                                      }{
}{ transferable  on  the  books  of  the  corporation  in  person  or   }{
}{ by  duly authorized  attorney upon surrender of this certificate     }{
}{ properly endorsed. This certificate and the shares  represented      }{
}{ hereby are subject to the laws of the State of Nevada,  and to the   }{
}{ Certificate of Incorporation and Bylaws of the  Corporation as now   }{
}{ or hereafter  amended.  This certificate is not valid unless         }{
}{ countersigned  by the Transfer  Agent.                               }{
}{                                                                      }{
}{ WITNESS the facsimile seal of the Corporation and the signature      }{
}{ of its duly authorized officers                                      }{
}{                                                                      }{
}{                                                                      }{
}{ DATED                                                                }{
)(                                                                      }{
}{       The shares of stock represented by this certificate have not   }{
}{       been registered under the Securities Act of 1933, as amended   }{
}{       and  may  not  be  sold  or  otherwise   transferred           }{
}{       unless compliance with the registration  provisions of such    }{
}{       Act has been made or unless  availability  of an exemption     }{
}{       from such registration provisions has been established, or     }{
}{       unless sold pursuant to rule 144 under the Securities Act of   }{
}{       1933.                                                          }{
}{                                                                      }{
}{                                                                      }{
}{        /s/ Shawn Erickson                                            }{
}{             PRESIDENT/        (SEAL)                                 }{
}{             SECRETARY                                                }{
}{                                                                      }{
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